                                                                    EXHIBIT 10.1


                              FIRST AMENDMENT TO
                                CREDIT AGREEMENT
                                ----------------


     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 20, 1998, is among CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), each of the banks or other lending institutions which is or may from time to time become a signatory to the Agreement (hereinafter defined) or any successor or permitted assignee thereof (each a "Bank" and collectively, the "Banks"), THE FIRST NATIONAL BANK OF CHICAGO and NATIONAL CITY BANK, as co-agents ("Co-Agents"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), a national banking association ("TCB"), as agent for itself and the other Banks, as issuer of Letters of Credit under the Agreement, and as the swing line lender (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS:

     A. The Borrower, the Banks, the Co-Agents and the Agent have entered into that certain Credit Agreement dated as of October 15, 1997 (the "Agreement").

     B. The Borrower, the Banks, the Co-Agents and the Agent now desire to amend the Agreement to modify the covenant restricting mergers and acquisitions and as otherwise provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                                  Definitions
                                  -----------

     Section 1.1.  Definitions.   Capitalized terms used in this Amendment, to
                   -----------
the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II
                                   ----------

                                   Amendments
                                   ----------

     Section 2.1.  Amendment to Covenant Restricting Mergers, Etc.  Effective as
                   ----------------------------------------------
of the date hereof, subsection (1) of Section 10.3 of the Agreement is hereby amended to read in its entirety as follows:

          (1) the Borrower or any Subsidiary shall be permitted to become a party to a merger or consolidation or acquire all or any part of the assets of any

     Person or any shares or other beneficial ownership of any Person, so long as (a) no Default is existing or would result therefrom, (b) the Borrower has given the Agent at least 20 days prior notice of such merger, consolidation or acquisition, (c) the total cash and non-cash consideration paid and Debt assumed or incurred by the Borrower or any Subsidiary in connection with all such mergers, consolidations or acquisitions (i) shall not exceed $30,000,000 for any single transaction and (ii) shall not exceed $50,000,000 in the aggregate for any fiscal year, and (d) the Borrower or such Subsidiary, as the case may be, is the surviving corporation in such merger or consolidation;

                                  ARTICLE III
                                  -----------

                              Conditions Precedent
                              --------------------

     Section 3.1.  Conditions.  The effectiveness of this Amendment is subject
                   ----------
to the satisfaction of the following conditions precedent:

          (a) Representations and Warranties.  The representations and
              ------------------------------
     warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

          (b) No Default.  No Default shall have occurred and be continuing.
              ----------

          (c) Corporate Matters.  All corporate proceedings taken in connection
              -----------------
     with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Winstead Sechrest & Minick P.C.

                                   ARTICLE IV
                                   ----------

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     Section 4.1.  Ratifications.  The terms and provisions set forth in this
                   -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 4.2.  Representations and Warranties.  Borrower hereby represents
                   ------------------------------
and warrants to the Agent and the Banks that (1) the execution, delivery, and performance by the Borrower and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other

                                      -2-
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organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (2) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and
(3) no Default has occurred and is continuing.

                                   ARTICLE V
                                   ---------

                                 Miscellaneous
                                 -------------

     Section 5.1.  Survival of Representations and Warranties.  All
                   ------------------------------------------
representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

     Section 5.2.  Reference to Agreement.  Each of the Loan Documents,
                   ----------------------
including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 5.3.  Expenses of the Agent.  Borrower agrees to pay on demand all
                   ---------------------
costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Agent's legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Agent's legal counsel.

     Section 5.4.  Severability.  Any provision of this Amendment held by a
                   ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     SECTION 5.5.  APPLICABLE LAW.  NOTWITHSTANDING ANYTHING TO THE CONTRARY
                   --------------
CONTAINED IN THE OTHER LOAN DOCUMENTS, THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section 5.6.  Successors and Assigns.  This Amendment is binding upon and
                   ----------------------
shall inure to the benefit of the Borrower, the Banks, the Co-Agents and the Agent and their respective

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successors and assigns, except the Borrower shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

     Section 5.7.  Counterparts.  This Amendment may be executed in one or more
                   ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.8.  Headings.  The headings, captions, and arrangements used in
                   --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.9.  Release of Claims.  The Borrower and the Guarantors each
                   -----------------
hereby acknowledge and agree that none of them has any and there are no claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, Borrower and the Guarantors each hereby waives, and hereby release the Agent and each of the Banks from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     Section 5.10.  ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
                    ----------------
DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Executed as of the date first written above.

                                        BORROWER:
                                        --------

                                        CELLSTAR CORPORATION



                                        By: /s/ MARK Q. HUGGINS
                                           ------------------------------------
                                           Name: Mark Q. Huggins
                                                -------------------------------
                                           Title: Sr. Vice President and CFO
                                                 ------------------------------

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                                        AGENTS AND BANKS:
                                        ----------------

                                        CHASE BANK OF TEXAS, NATIONAL
                                        ASSOCIATION (formerly known as Texas
                                        Commerce Bank National Association), as
                                        Agent and as a Bank


                                        By: /s/ ALLEN K. KING
                                           ------------------------------------
                                           Name: Allen K. King
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as a Co-Agent and a Bank


                                        By: /s/ JAMES D. BENKO
                                           ------------------------------------
                                           Name: James D. Benko
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                        NATIONAL CITY BANK,
                                        as a Co-Agent and a Bank


                                        By: /s/ DON PULLEN
                                           ------------------------------------
                                           Name: Don Pullen
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: /s/ ALAIN PAPIASSE
                                           ------------------------------------
                                           Name: Alain Papiasse
                                                -------------------------------
                                           Title: Executive Vice President
                                                 ------------------------------

                                      -5-
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                                        THE FUJI BANK, LIMITED,
                                        HOUSTON AGENCY


                                        By: /s/ P.C. LAUINGER III
                                           -------------------------------------
                                           Name: Philip C. Lauinger III
                                                --------------------------------
                                           Title: Vice President & Manager
                                                 -------------------------------


                                        WELLS FARGO BANK (TEXAS),
                                        NATIONAL ASSOCIATION


                                        By: /s/ CRAIG T. SCHEEF
                                           -------------------------------------
                                           Name: Craig T. Scheef
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------


     Each of the undersigned Guarantors hereby (a) consents and agrees to this Amendment, and (b) agrees that its Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

                                        NATIONAL AUTO CENTER, INC.


                                        By: /s/ MARK Q. HUGGINS
                                           -------------------------------------
                                           Name: Mark Q. Huggins
                                                --------------------------------
                                           Title: Sr. Vice President and CFO
                                                 -------------------------------


                                        CELLSTAR, LTD.

                                        By: National Auto Center, Inc.,
                                            General Partner


                                            By: /s/ MARK Q. HUGGINS
                                               ---------------------------------
                                               Name: Mark Q. Huggins
                                                     ---------------------------
                                               Title: Sr. Vice President and CFO
                                                     ---------------------------

                                      -6-
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                                       CELLSTAR FULFILLMENT, LTD.

                                       By: CellStar Fulfillment, Inc.,
                                           General Partner


                                           By: /s/ MARK Q. HUGGINS
                                              ---------------------------------
                                              Name: Mark Q. Huggins
                                                   ----------------------------
                                              Title: Sr. Vice President and CFO
                                                    ---------------------------


                                       CELLSTAR WEST, INC.


                                       By: /s/ MARK Q. HUGGINS
                                          -------------------------------------
                                          Name: Mark Q. Huggins
                                               --------------------------------
                                          Title: Sr. Vice President and CFO
                                                -------------------------------


                                       ACC-CELLSTAR, INC.


                                       By: /s/ MARK Q. HUGGINS
                                          -------------------------------------
                                          Name: Mark Q. Huggins
                                               --------------------------------
                                          Title: Sr. Vice President and CFO
                                                -------------------------------


                                       CELLSTAR FINANCO, INC.


                                       By: /s/ MARK Q. HUGGINS
                                          -------------------------------------
                                          Name: Mark Q. Huggins
                                               --------------------------------
                                          Title: Sr. Vice President and CFO
                                                -------------------------------


                                       CELLSTAR FULFILLMENT, INC.


                                       By: /s/ MARK Q. HUGGINS
                                          -------------------------------------
                                          Name: Mark Q. Huggins
                                               --------------------------------
                                          Title: Sr. Vice President and CFO
                                                -------------------------------


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                                       NAC HOLDINGS, INC.


                                       By: /s/ ELAINE FLUD RODRIGUEZ
                                          -------------------------------------
                                          Name: Elaine Flud Rodriguez
                                               --------------------------------
                                          Title: President
                                                -------------------------------


                                       CELLSTAR INTERNATIONAL CORPORATION/
                                       ASIA


                                       By: /s/ MARK Q. HUGGINS
                                          -------------------------------------
                                          Name: Mark Q. Huggins
                                               --------------------------------
                                          Title: Sr. Vice President and CFO
                                                -------------------------------


                                       AUDIOMEX EXPORT CORP.


                                       By: /s/ MARK Q. HUGGINS
                                          -------------------------------------
                                          Name: Mark Q. Huggins
                                               --------------------------------
                                          Title: Sr. Vice President and CFO
                                                -------------------------------


                                       CELLSTAR INTERNATIONAL
                                       CORPORATION/SA


                                       By: /s/ MARK Q. HUGGINS
                                          -------------------------------------
                                          Name: Mark Q. Huggins
                                               --------------------------------
                                          Title: Sr. Vice President and CFO
                                                -------------------------------


                                       CELLSTAR AIR SERVICES, INC.


                                       By: /s/ MARK Q. HUGGINS
                                          -------------------------------------
                                          Name: Mark Q. Huggins
                                               --------------------------------
                                          Title: Sr. Vice President and CFO
                                                -------------------------------

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                                       A & S AIR SERVICE, INC.


                                       By: /s/ MARK Q. HUGGINS
                                          -------------------------------------
                                          Name: Mark Q. Huggins
                                               --------------------------------
                                          Title: Sr. Vice President and CFO
                                                -------------------------------

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